Income tax	6 Months Ended
Jun. 30, 2025
Disclosure Of Income Tax [Abstract]
Income tax	Income tax
The Group’s effective tax rate for the six months ended 30 June 2025 and 2024 was (38.0)% and (3.5)%, respectively, representing a tax benefit and a tax charge, respectively. The effective tax rate for both periods is mainly influenced by the fair value adjustments of the derivative financial liabilities (refer to Note 20) which are not tax effected, non-deductible interest and losses incurred in Luxembourg for which no deferred tax asset is recognized and other permanent differences. The tax benefit and tax charge in the respective periods corresponds to operational results in Iceland and the effective tax rate is heavily effected by a favorable foreign exchange impact arising from the strengthening of the Icelandic krona against the U.S. dollar which increased the U.S. dollar value of tax loss carryforwards denominated in Icelandic krona.

Deferred tax assets have been recognized in relation to ordinary timing differences arising from amortization, depreciation, reserves, employee benefits and tax losses carried forward in the Group. The deferred tax assets on tax losses relates to tax losses arising in Iceland, and management considers probable that future forecasted profit associated with product, license and other revenue will be available to offset the cumulative tax losses as of 30 June 2025. No deferred tax asset is recognized on tax losses arising in Luxembourg as their recoverability is unlikely to be realized.

As of 30 June 2025, the Group had $338.3 million in deferred tax assets and $298.4 million as of 31 December 2024.